Statements of Net Assets Available for Benefits - EBP 003 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Investments
Plan interest in Master Trust, at fair value	$ 10,540	$ 8,139
Plan Interest in Master Trust, at contract value	34	21
Total investments	10,574	8,160
Receivables
Employer contributions receivable	489	395
Note receivables from participants	136	137
Total receivables	625	532
Net assets available for benefits	$ 11,199	$ 8,692